Interim Condensed Consolidated Statements of Profit or Loss and Other Comprehensive Loss (Unaudited) - USD ($)	6 Months Ended
	Sep. 30, 2025	Sep. 30, 2024
Profit or loss [abstract]
Revenue	$ 2,045,408	$ 520,795
General and administrative expenses	(8,093,038)	(4,717,260)
OPERATING LOSS	(6,047,630)	(4,196,465)
Other income or gains	259,958	3,278,531
Finance cost, net	(7,344)	(243,537)
LOSS BEFORE TAX	(5,795,016)	(1,161,471)
Income tax expense	(10,750)
LOSS FOR THE PERIOD	(5,805,766)	(1,161,471)
Items that may be reclassified subsequently to profit or loss:
Exchange (loss) gain on translation of foreign operations	(2,259)	4,411
TOTAL COMPREHENSIVE LOSS FOR THE PERIOD	$ (5,808,025)	$ (1,157,060)
LOSS PER SHARE ATTRIBUTABLE TO THE ORDINARY EQUITY HOLDERS OF THE COMPANY
Basic loss per share	$ (0.03)	$ (0.01)
Diluted loss per share	$ (0.03)	$ (0.04)